5






             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549


                          FORM 8-K

                       CURRENT REPORT


              Pursuant to Section 13 or 15 (d)
           of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)
                       January 7, 1998


                COMMUNITY TRUST BANCORP, INC.
   (Exact name of registrant as specified in its charter)

     Kentucky             0-11129            61-0979818
     (State or other    (Commission       (IRS Employer
     jurisdiction of    File Number)     Identification
     incorporation)                           No.)

     208 North Mayo Trail
     Pikeville, Kentucky                          41501
     (Address of principal executive offices)   (Zip Code)

     Registrant's telephone number, including area code:
                         (606) 432-1414

                       Not Applicable
     (Former name or former address, if changed since last report)

Item 5. Resignation of Chief Financial Officer

     Richard M. Levy resigned as Executive Vice President and Chief Financial Officer of Community Trust Bancorp, Inc.
effective February 2, 1998.

     See Exhibit 1.

                         Signatures

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                             Community Trust Bancorp, Inc.




January 16, 1998             By: Burlin Coleman
                             Burlin Coleman
                             Chairman of the Board
                             President & CEO

                      INDEX TO EXHIBITS


Exhibit                                           Sequentially Numbered Page

1         Community Trust Bancorp, Inc.                  5
          Press Release dated January 7, 1998

Exhibit 1

FOR IMMEDIATE RELEASE
January 7, 1998

FOR FURTHER INFORMATION CONTACT BURLIN COLEMAN, CHAIRMAN,
COMMUNITY TRUST BANCORP, INC., AT 606-437-3276

Richard M. Levy, Executive Vice President and Chief
Financial Officer of Community Trust Bancorp, Inc., has resigned his position effective February 2, 1998. Mr. Levy has accepted a position as controller with a Top Twenty financial institution on the west coast closer to his hometown. This announcement came from Burlin Coleman, Chairman of Community Trust Bancorp, Inc.

Mr. Coleman said, "Rick is a talented banker who has added value to our company. His hard work and experience has prepared him well for his new position with a company many times our size. We wish him every success."